Exhibit 99.2

ESCROW AGREEMENT

Pursuant to this Escrow Agreement (this “Agreement”), dated August 30, 2006, the Depositors identified below (the “Depositors”) hereby establish Escrow Account No. 104269000 (the “Account”) with U.S. Bank, National Association, a national banking association (the “Agent”), to be maintained and administered for the purposes described in Schedule I attached hereto in accordance with the following terms and conditions:

The funds and/or property described on Schedule I attached hereto and incorporated herein (the “Assets”) will be deposited in the Account upon delivery thereof to the Agent at its office at 633 West Fifth Street, 24th Floor, Los Angles, CA 90071, in the manner and at the time(s) specified in the said Schedule I.  The Agent is hereby authorized and directed by each of the Depositors, as their escrow agent, to hold, deal with and dispose of the Assets as provided in the Instructions set forth in Schedule II attached hereto and incorporated herein; subject, however, to the terms and conditions set forth below, which in all events, shall govern and control over any contrary or inconsistent provisions contained in Schedules I or II attached hereto.

1.                                       Agent’s Duties.  Agent’s duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement, and Agent shall not be subject to, or obliged to recognize, any other agreement between any or all of the Depositors or any other persons even though reference thereto may be made herein; provided, however, this Agreement may be amended at any time or times by an instrument in writing signed by all the parties hereto.  Agent shall not be subject to or obligated to recognize any notice, direction or instruction of any or all of the parties hereto or of any other person, except as expressly provided for and authorized in Schedule II and in performing any duties under this Agreement, Agent shall not be liable to any Party for consequential damages, (including, without limitation lost profits) losses, or expenses, except those resulting from gross negligence or willful misconduct on the part of the Agent.

2.                                       Court Orders or Process.  If any controversy arises between the Parties to this Agreement, or with any other Party, concerning the subject matter of this Agreement, its terms or conditions, Agent will not be required to determine the controversy or to take any action regarding it.  Agent may hold all documents and funds and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in Agent’s discretion, Agent may require, despite what may be set forth elsewhere in this Agreement.  In such event, Agent will not be liable for interest or damage.  Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Account, the Assets or this Agreement, without determination by the Agent of such court’s jurisdiction in matter.  If any Assets are at any time attached, garnished, or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then in any such events Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it; and if Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the Depositors or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

3.                                       Agent’s Actions and Reliance.  Agent shall not be personally liable for any act taken or omitted by it hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment.  Agent shall also be fully protected in relying upon any written notice, instruction, direction, certificate or document which in good faith it believes to be genuine.

4.                                       Collections.  Unless otherwise specifically indicated in Schedule II, Agent shall proceed as soon as practicable to collect any checks, interest due, matured principal or other collection items with respect to Assets at any time deposited in the Account.  All such collections shall be subject to the usual collection procedures regarding items received by Agent for deposit or collection.  Agent shall not be responsible for any collections with respect to Account Assets if Agent is not registered as record owner thereof or otherwise is not entitled to request or receive payment thereof as a matter of legal or contractual right.  All collection payments shall be deposited to the Account, except as otherwise provided in Schedule II.  Agent shall not be required or have a duty to notify anyone of any payment or maturity under the terms of any instrument, security or obligation deposited in the Account, nor to take any legal action to enforce payment of any check, instrument or other security deposited in the Account.  The Account is a safekeeping escrow account, and no interest shall be paid by Agent on any money deposited or held therein, except as provided in Section 6 hereof.

5.                                       Agent Responsibility.  Agent shall not be responsible or liable for the sufficiency or accuracy of the form, execution, validity or genuineness of documents, instruments or securities now or hereafter deposited in the Account, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein.  Registered ownership of or other legal title to Assets deposited in the Account shall be maintained in the name of Agent, or its nominee, only if expressly provided in Schedule II.  Agent may maintain qualifying Assets in a Federal Reserve Bank or in any registered clearing agency (including, without limitation, the Depository Trust Company) as Agent may select, and may register such deposited Assets in the name of Agent or its agent or nominee on the records of such Federal Reserve Bank or such registered clearing agency or a nominee of either.  Agent shall not be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement or this Escrow Agreement.

6.                                       Investments.  All monies held in the Account shall be invested by Agent in its name or its nominee’s name, in such instruments or securities and at the written direction of such Depositor or other person, as expressly authorized in Schedule III.  Such Depositor shall furnish the Agent with written instructions to sell securities (including shares or units in any money market mutual funds) to make any payments from the Account as provided hereunder.  If no such instructions are received, Agent is authorized to sell any such securities held in the Account as necessary for that purpose.  Agent shall not be responsible for the selection, quality or maturity of such investments, or for the timely reinvestment of interest or maturity proceeds thereof except as provided in the immediately following paragraph.

In the absence of duly authorized and complete directions regarding investment of cash held in the Account, Agent shall automatically invest and reinvest the same in units of the money market mutual funds identified on Schedule III attached hereto and incorporated herein, which funds may be managed by an affiliate of the Agent.

Monies credited to any account or fund maintained hereunder which are uninvested pending disbursement or receipt of proper investment directions or as directed herein, may be deposited to and held in a non-interest bearing demand deposit account established with the Commercial Banking Department of the Escrow Agent or with any bank affiliated with the Escrow Agent, without the pledge of securities to or other collaterlization of such deposit accounts.

The Depositors acknowledge and agree that the Agent is authorized to invest from or through its trust department or U.S. Bank National Association or any other bank affiliated with Agent through common control by U.S. Bancorp.

7.                                       Notices/Directions to Agent.  Notices and directions to Agent from Depositors, or from other persons authorized to give such notices or directions as expressly set forth in Schedule II, shall be in writing and signed by an authorized representative as identified pursuant to Schedule II, and shall not be deemed to be given until actually received by Agent’s employee or officer who administers the Account.  Agent shall not be responsible or liable for the authenticity or accuracy of notices or directions properly given hereunder if the written form and execution thereof on its face purports to satisfy the requirements applicable thereto as set forth in Schedule II, as determined by Agent in good faith without additional confirmation or investigation.

8.                                       Books and Records.  Agent shall maintain books and records regarding its administration of the Account, and the deposit, investment, collections and disbursement or transfer of Assets, shall retain copies of all written notices and directions sent or received by it in the performance of its duties hereunder, and shall afford each Depositor reasonable access, during regular business hours, to review and make photocopies (at Depositor’s cost) of the same.

9.                                       Disputes Among Depositors and/or Third Parties.  In the event Agent is notified of any dispute, disagreement or legal action between or among any of the Depositors, and/or any third parties, relating to or arising in connection with the Account, the Assets or the performance of the Agent’s duties under this Agreement, the Agent shall be authorized and entitled, subject to Section 2 hereof, to suspend further performance hereunder, to retain and hold the Assets then in the Account and take no further action with respect thereto until the matter has been fully resolved, as evidenced by written notification signed by all Depositors and any other parties to such dispute, disagreement or legal action.

10.                                 Notice by Agent.  Any notices which Agent is required or desires to give hereunder to any of the Depositors shall be in writing and may be given by mailing the same to the address indicated below opposite the signature of such Depositor (or to such other address as said Depositor may have theretofore substituted therefor by written notification to Agent), by United States certified or registered mail, postage prepaid.  For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the Depositor to whom it was mailed at the time it is deposited in the United States mail by Agent whether or not such undersigned thereafter actually receives such notice.  Whenever under the terms hereof the time for Agent’s giving a notice or performing an act falls upon a Saturday, Sunday, or holiday, such time shall be extended to the next business day.

11.                                 Legal Counsel.  If Agent believes it to be reasonably necessary to consult with counsel concerning any of its duties in connection with the account or this Escrow Agreement, or in case Agent becomes involved in litigation on account of being escrow agent hereunder or on account of having received property subject hereto, then in either case, its costs, expenses, and reasonable attorney’s fees shall be paid first from the Assets, and to the extent they exceed the Assets, shall be paid one-half by HemaCare Corporation, a California corporation and a Depositor hereunder (“Buyer”), and one-half by Joseph Mauro and Valentin Adia, the other Depositors hereunder (each a “Shareholder” and together the “Shareholders”).

12.                                 Agent Compensation.  Agent shall be paid a fee for its services as set forth on Schedule IV attached hereto and incorporated herein, which shall be subject to increase upon notice sent to Depositors, and reimbursed for its reasonable costs and expenses incurred.  If Agent’s fees, or reasonable costs or expenses, provided for herein, are not promptly paid, Agent shall have the right to sell such portion of the Assets held in the Account as necessary and reimburse itself therefor from the proceeds of such sale or from the cash held in the Account.  In the event that the conditions of this Agreement are not promptly fulfilled, or if Agent renders any service not provided for in this Agreement, or if the Parties request a substantial modification of its terms, or if any controversy arises, or if Agent is made a Party to, or intervenes in, any litigation pertaining to this escrow or its subject matter, Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, attorney’s fees, including allocated costs of in-house counsel, and expenses occasioned by such default, delay, controversy or litigation and Agent shall have the right to retain all documents and/or other things of value at any time held by Agent in this escrow until such compensation, fees, costs, and expenses are paid.  The Parties jointly and severally promise to pay these sums upon demand.  Unless otherwise provided, Buyer and the Shareholders (jointly and severally) will pay one-half of all Agent’s usual charges and Agent may deduct such sums from the funds deposited.  The Depositors and their respective successors and assigns agree jointly and severally to indemnify and hold Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation, counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on Agent or incurred by Agent in connection with the performance of his/her duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter.  Agent shall have a first lien on the property and papers held under this Agreement for such compensation and expenses.

13.                                 Agent Resignation.  It is understood that Agent reserves the right to resign at any time by giving written notice of its resignation, specifying the effective date thereof, to the Depositors.  Within 30 days after receiving the aforesaid notice, the Depositors agree to appoint a successor escrow agent to which Agent may transfer the Assets then held in the

Account, less its unpaid fees, costs and expenses.  If a successor escrow agent has not been appointed and has not accepted such appointment by the end of the 30-day period, Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorney’s fees which Agent incurs in connection with such a proceeding shall be paid by the Depositors.

14.                                 Escrow Termination.  If, as provided in Schedule II, this Escrow Agreement shall not have previously terminated, then this Agreement shall terminate (the “Escrow Termination Date”) upon the first to occur of (i) the date of distribution of the entire balance of the Escrowed Funds to Buyer (or its designees) pursuant to Schedule II, and (ii) August 29, 2007, except with respect to any pending claim(s) filed in accordance with Schedule II on or prior to such date against the Escrowed Funds pursuant to a Notice hereunder (each, a “Pending Claim”), in which event (x) a portion of the Escrowed Funds equal to the aggregate dollar amount of such Pending Claim(s) shall be retained by Agent, (y) the balance of the Escrowed Funds shall be disbursed to the Shareholders within one business day from such termination so long as the Shareholders have supplied the Agent with appropriate wire instructions, and (z) this Agreement shall terminate upon resolution of all such Pending Claims and the payments of all amounts required to be made from the Escrowed Funds pursuant to this Agreement.

15.                                 Governing Law.  This Escrow Agreement shall be construed, enforced, and administered in accordance with the internal laws of the State of California without reference to conflicts of laws principles or any other principle which would apply the law of any other state.

16.                                 Automatic Succession  Any company into which the Agent may be merged or with which it may be consolidated, or any company to whom Agent may transfer a substantial amount of its Escrow business, shall be the Successor to the Agent without the execution or filing of any paper or any further act on the part of any of the Parties, anything herein to the contrary notwithstanding.

[Signature Page Follows]

The undersigned Agent hereby agrees to hold, deal with and dispose of the Assets at any time deposited to the Account in accordance with the foregoing Escrow Agreement.

AGENT:

U.S. Bank, National Association,
as Agent

By:	/s/ Brad Scorborough
Name:	Brad Scorborough
Title:	Vice President

DEPOSITORS

SHAREHOLDERS:	BUYER:

/s/ Joseph Mauro	HEMACARE CORPORATION,
JOSEPH MAURO, an individual	a California corporation

Address:

5440 NW 33rd Avenue	By:	/s/ Judi Irving
Fort Lavardale, FL 33309	Name:	Judi Irving
	Title:	President and Chief Executive Officer

/s/ Valentin Adia	Address:
VALENTIN ADIA, an individual
HemaCare Corporation
Address:	21101 Oxnard Street
Woodland Hills, California 91367
5440 NW 33rd Avenue	Attention: Judi Irving
Fort Lavardale, FL 33309

Signature Page to
Escrow Agreement

SCHEDULE I

INSTRUCTIONS OF DEPOSITORS

PURPOSE OF ESCROW:

HemaCare Corporation, a California corporation and one of the Depositors (“Buyer”), shall deposit on the date of execution of this Agreement the sum of Two Hundred and Fifty Thousand Dollars ($250,000), which shall constitute the entire Assets, by wire transfer of immediately available funds denominated in United States Dollars to the account directed by the Agent.

Buyer is depositing the Assets with the Agent in accordance with Section 2.2(a)(ii) of that certain Stock Purchase Agreement dated August 29, 2006 (the “Purchase Agreement”) by and between Buyer, on the one hand, and Joseph Mauro and Valentin Adia, the other Depositors under this Agreement (each, a “Shareholder”, and together, the “Shareholders”), on the other hand.  Capitalized terms used in this Agreement (including the Schedules) and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

SCHEDULE II

INSTRUCTIONS OF DEPOSITORS

As used in this Agreement with respect to the Shareholders, their “Pro Rata Shares” shall mean seventy-six and nine-tenths percent (76.9%) with respect to Joseph Mauro and twenty-three and one-tenth percent (23.1%) with respect to Valentin Adia.

The Depositors hereby instruct Agent to retain the Assets, together with any proceeds of the investment thereof (the Assets together with any such proceeds, the “Escrowed Funds”), and to distribute them only as follows.

17.                                 At any time, Agent shall distribute all of the Escrowed Funds to the Shareholders in accordance with their Pro Rata Shares if so instructed in a written direction executed by Buyer.

18.                                 Agent shall distribute all or a portion of the Escrowed Funds in accordance with the instructions set forth in any written direction executed by both (a) Buyer and (b) either of the Shareholders.

19.                                 Agent shall distribute all or a portion of the Escrowed Funds in accordance with any final non-appealable court order or decree of a court of competent jurisdiction, or arbitration order, as to which the time period for challenge through court or arbitration proceedings has expired without such proceedings being brought, if issued or obtained in accordance with the provisions of this Agreement and the Purchase Agreement (a “Final Order”), if either Buyer or the Shareholders deliver a certified copy of such Final Order to Agent, with a copy to the other Depositors.

20.                                 At any time, and from time to time, during the period from the date of this Agreement through the Escrow Termination Date, Buyer may give to the Agent and the Shareholders one or more written notices (each, a “Notice”) setting forth Buyer’s estimate of the Damages against which Buyer and/or other Indemnified Persons are entitled to receipt of payment from the Shareholders pursuant to the indemnification obligations of the Shareholders under Section 10.2 of the Purchase Agreement (subject to the limitations set forth therein, as applicable).  The Shareholders shall notify the Agent of their objection (if any) to such Notice within thirty (30) days following the date on which the last Shareholder is deemed to have received such Notice pursuant to Section 7 of this Agreement.  Unless the Shareholders timely object to the claim in such Notice in accordance with the preceding sentence, on the 31st day following such Notice to the Shareholders (or if the 31st day is not a business day, then on the first business day after the 31st day), the Agent shall pay to Buyer the amount specified in the Notice (to the extent available) from the Escrowed Funds.

21.                                 If the Shareholders notify the Agent of their objection to the claim in a Notice within the 30-day period specified in the preceding paragraph, the Agent shall: (i) hold a portion of the Escrowed Funds equal to the amount of the Damages set forth in such Notice (or, if the amount of such Damages exceed the entire Escrowed Funds, the entire amount of the Escrowed Funds) in escrow until receiving notice of a Claims Determination (as defined in Section 23) with respect to such Notice, or (ii) if such Notice states that the maximum possible Damages which may arise thereunder are not reasonably ascertainable by Buyer, the Agent shall hold the entire amount of the Escrowed Funds then in its possession until a Claims Determination with respect to such Notice has occurred, unless the Agent is subsequently notified by Buyer of the maximum possible amount of Damages covered by such Notice, and thereafter Escrow Agent shall hold a portion of the Escrowed Funds equal to the maximum possible amount of such Damages as set forth in such subsequent notice in escrow until a Claims Determination with respect to such claim has occurred.  In the case of any Notice, the maximum possible amount of Damages under which are not reasonably ascertainable by Buyer at the time such Notice is given, Buyer shall notify the Agent and the Shareholders of the amount of such Damages promptly after such amount becomes reasonably ascertainable by Buyer.

22.                                 The Notice given to the Agent and the Shareholders pursuant to Section 20 shall set forth the nature and details of such claim (including all relevant facts of which Buyer has knowledge), the section(s) of the Purchase Agreement pursuant to which the claim is made, the amount of Damages if reasonably ascertainable by the Buyer (or a statement that the amount thereof is not then reasonably ascertainable by Buyer and the basis for such statement) and whether or not such claim arises from the assertion of liability by a third party.

23.                                 For the purposes of this Agreement, a “Claims Determination” shall mean, with respect to a claim by Buyer for payment or indemnification under the Purchase Agreement, (x) a written compromise or settlement of such claim signed by Buyer and the Shareholders specifying an amount owing, if any, to Buyer, (y) a Final Order in favor of Buyer and against one or more of the Shareholders with respect to such claim, or (z) a Final Order in favor of one or more of the Shareholders and against Buyer with respect to such claim.

24.                                 Within ten (10) days following notice of a Claims Determination, the Agent shall either (i) in the case of a Claims Determination described in clause (x) or (y) of Section 23, disburse to Buyer from the Escrowed Funds the amount owing to Buyer as set forth in such Claims Determination, or (ii) in the case of a Claims Determination described in clause (z) of Section 23, release back into the Escrowed Funds a portion of the funds held pursuant to Section 21 which relate to such claim as set forth in the Claims Determination; provided, however, that if the Escrow Termination Date would have occurred but for the amount held aside from the Escrowed Funds pursuant to Section 21, the amount held aside in respect of such Claims Determination will be disbursed by Agent to the Shareholders.

Any written direction executed by Buyer shall be executed on behalf of Buyer by any of (i) Judi Irving, President and Chief Executive Officer of Buyer, (ii) Robert S. Chilton, Executive Vice President and Chief Financial Officer of Buyer, or (iii) any other officer of Buyer, if such written instruction shall be accompanied by a Certificate of Secretary of Buyer attesting as to the incumbency of such officer.

SCHEDULE III

In the absence of specific written direction to the contrary, you are hereby directed to invest and reinvest proceeds and other available monies in any of the following funds/deposits as permitted by the operative documents (SEE BELOW DESCRIPTION OF INVESTMENT VEHICLES AND FEE BASIS FOR EACH).  Please mark one space with an X for the investment vehicle selection.

☐	First American Treasury Obligations Fund (Class D)	*

☐	First American Government Obligations Fund (Class D)	*

☐	First American Prime Obligations Fund (Class D)	*

☒	U. S. Bank Money Market (FDIC Insured)	**

*First American Funds:

SEE FIRST AMERICAN FUNDS, INC. PROSPECTUS WHICH HAS BEEN/OR WILL BE PROVIDED.  NOTE THAT THE ABOVE FUNDS’ INVESTMENT ADVISOR AND CUSTODIAN ARE SUBSIDIARIES OF U.S. BANK.  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK INCLUDING U.S. BANK NATIONAL ASSOCIATION, U.S. BANK, N.A., OR ANY OF THEIR AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.  Neither U.S. Bank Trust nor U.S. Bank will vote proxies for the First American Funds.  Proxies will be mailed to your designated voter.

Fee Basis:  Approval of investment in any of these First American mutual funds includes approval of the fund’s fees and expenses as detailed in the prospectus, including advisory and custodial fees and 12b-1 shareholder service expenses, which fees and expenses are paid to U.S. Bank Trust or U.S. Bank, subsidiaries of U.S. Bancorp.

**Tax-Free Obligation Fund

This money market fund invests in municipal securities which are debt obligations issued by or on behalf of any state, territory or possession of the U.S. including bonds rated Aa or better by Moody’s or AA or better by Standard & Poor’s’ securities guaranteed by the U.S. Government; and tax-free commercial paper rated P-1 by Moody’s or A-1 by Standard & Poor’s.  The mutual fund selected for this purpose will be periodically reviewed and may be changed by First Trust from time to time.

Fee Basis:  In selecting this fund, you authorize First Trust to deduct a management fee of 40 basis points (.0040) (subject to change upon notice) against the average daily fund balances, netted from investment earnings or monies.

***U.S. Bank Money Market Deposit Account

This fund is a bank time deposit of U.S. Bank National Association, Minneapolis, Minnesota.    Selection includes authorization to invest in deposits of U.S. Bank National Association or any other bank affiliated with U.S. Bank, N.A. through common control by U.S. Bancorp.

SCHEDULE IV

Agent’s Fees